UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): November 5, 2025

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated November 5, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  The 1st, 2nd (consisting of a table), 7th and 9th through 12th full paragraphs relating to the results of operations for the first nine (9) months and third quarter of 2025
  Portion of the 3rd paragraph relating to factors that affected the Company’s topline growth
  Portion of the 8th paragraph relating to results of operations for the third quarter and nine (9) months ended September 30, 2025
  The 4th and 5th paragraphs relating to sales by territory for the 2025 third quarter
  The 13th paragraph relating to balance sheet, operating cash flow and working capital efficiency
  The 18th through 22nd paragraphs relating to the previously announced conference call for the 2025 third quarter results
  The unaudited consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated November 5, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

  The 3rd paragraph relating to the Company’s planned innovation pipelines, rigorous advertising and promotion programs and portfolio evolution to impact potential sales for the fourth quarter of 2025 and into 2026
  The 6th paragraph relating to the Company’s 2025 holiday sales through differentiated product offerings, targeting marketing initiatives and increased brand visibility
  The 14th paragraph relating to updating the projected guidance for the remainder of the 2025 year
  The 15th paragraph relating to the initial 2026 guidance issuance date
  The 25th paragraph relating to forward-looking information
  The balance of such press release not otherwise incorporated by reference in 2.02

Item 8.01 Other Events

  The 16th paragraph relating to dividends
  The 17th paragraph relating to the Company’s plan to streamline its corporate structure whereby the wholly owned French subsidiary, Inter Parfums Holdings SA, will merge into Interparfums SA, the Company’s French operating subsidiary, with Interparfums SA becoming the surviving entity in December 2025

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated November 5, 2025

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 5, 2025

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer